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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 31 August 2004
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                        Air Products and Chemicals, Inc.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-4534                    23-1274455
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 7201 Hamilton Boulevard, Allentown, Pennsylvania                18195-1501
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      (Address of Principal Executive Offices)                   (Zip Code)

                                 (610) 481-4911
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               Registrant's telephone number, including area code

                                 not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

Paula G. Rosput has resigned from the Board of Directors and each of the committees of the Board of Directors on which Ms. Rosput serves as a member effective 31 August 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Air Products and Chemicals, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: 31 August 2004          By:                /s/ Paul E. Huck
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                                                    Paul E. Huck
                                     Vice President and Chief Financial Officer

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